                     SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.



                                   FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934




                                  July 14, 1999
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)



                              MPEG SUPER SITE, INC.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter



         Colorado                  0-24869                 84-1473048
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number


               1358 5th Street, Santa Monica, California  90401
           ----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code



                                (310) 823-8622
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


                               Copper Capital Corp.
                              5770 South Beech Court
                        Greenwood Village, Colorado 80121
          -----------------------------------------------------------
          Former Name or Former Address, if Changed Since Last Report

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

     On July 14, 1999, MPEG Super Site, Inc. (formerly "Copper Capital Corp.") (the "Company") completed the acquisition of 100% of the outstanding common stock of MPEG Super Site, Inc., a Nevada corporation ("MPEG"), in exchange for 7,000,000 shares of the Company's Common Stock (approximately 58.3% of the shares now outstanding).

     The stock issuances were made pursuant to an Agreement ("Agreement") between the Company and MPEG. The terms of the Agreement were the result of negotiations between the managements of the Company and MPEG. However, the Board of Directors did not obtain any independent "fairness" opinion or other evaluation regarding the terms of the Agreement, due to the cost of obtaining such opinion or evaluation.

     The foregoing summary of the Agreement is qualified by reference to the complete text of the Agreement, together with the schedules thereto, which is filed as Exhibit 10 hereto, and is incorporated herein by this reference.

     As a result of the transaction with MPEG and the issuance of the 7,000,000 shares of the Company's Common Stock, following are those persons known by the Company to own 5% or more of the Company's Voting Stock:

                                                         Percent of
                                                         Outstanding
     Name and Address               Voting Shares       Voting Shares
     ----------------               -------------       -------------

     Kunimitsu Misawa                 3,950,000             32.9%
     13900 Panay Way, #M206
     Marina del Rey, CA  90292

     Joseph S. Muto                   1,700,000             14.2%
     6 Mela Lane
     Rancho Palos Verdes, CA 90275

     Thomas McGrew                      450,000              3.75%
     4824 Neblina Drive
     Carlsbad, CA  92008

     Kristen Welles-Lanham            1,700,000             14.2%
     45 Glen Echo
     Dove Canyon, CA  92679

     Joseph J. Peirce                 1,035,000              8.6%
     5125 West Lake Avenue
     Littleton, CO  80123

     Timothy J. Brasel                  910,000 (1)          7.6%
     5770 S. Beech Court
     Greenwood Village, CO  80121
_________________

(1) Includes 265,000 shares held by Brasel Family Partners, Ltd. and 645,000 shares held by La Mirage Trust.

     Effective on the closing of the acquisition, the Company's officers and directors were as follows:

          Kunimitsu Misawa  - Chairman of the Board
          Thomas McGrew     - President and Director
          Bruce M. Tomiyama - CFO and Secretary
          Joseph S. Muto - Director

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     As described in Item 1 of this Report, on July 14, 1999, the Company acquired all of the issued and outstanding common stock of MPEG Super Site, Inc. ("MPEG") in exchange for shares of the Company's Common Stock. The acquisition of MPEG (accounting acquirer) by the Company (nonoperating shell) is considered in substance to be a capital transaction and is accounted for in a manner similar to a reverse acquisition.

     MPEG Super Site, located on the web at "www.MPEGSUPERSITE.com," is a content provider of music and entertainment. The Internet has allowed companies a direct avenue to the consumer that conventional artists and music companies have been unable to achieve in the past. MPEG Super Site will utilize the Internet and its technologies to permit the consumer to download and play music, close to CD quality, directly from their website. In addition, MPEG Super Site plans to take this approach to the next level by allowing consumers to view or download live events including concerts, pay-per-view programs and live sporting events from anywhere in the world. Thus, the content will attract the end consumer and allow MPEG Super Site to derive revenue from that download and pay-per-view as well as the advertisers for the event(s). Further, MPEG Super Site has a working agreement with the high profile Internet music provider mp3.com and is currently negotiating additional strategic alliances with other companies involved in Internet production, marketing and technology.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The following financial statements for MPEG Super Site, Inc. for the period from June 18, 1999 (inception) to June 30, 1999 are filed herewith:

                                     INDEX
                                                                        PAGE
1)  AUDITED FINANCIAL STATEMENTS OF MPEG SUPERSITE, INC.

    REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT . . . . . . . . . .F-1

    FINANCIAL STATEMENTS
      Balance Sheet . . . . . . . . . . . . . . . . . . . . . . . . . . .F-2
      Statement of Operations . . . . . . . . . . . . . . . . . . . . . .F-3
      Statement of Stockholders' Equity . . . . . . . . . . . . . . . . .F-4
      Statement of Cash Flows . . . . . . . . . . . . . . . . . . . . . .F-5
      Notes to Financial Statements . . . . . . . . . . . . . . . . . . .F-6


     (b) PRO FORMA FINANCIAL INFORMATION. The pro forma financial information required by Article 11 of Regulation S-X is not yet available, and will be filed by amendment on or before September 27, 1999.

     (c)  EXHIBITS.

          Exhibit 10   Agreement between Copper Capital Corp. and
                       MPEG Super Site, Inc.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    MPEG SUPER SITE, INC.


Dated: July 27, 1999                By:/s/ Bruce M. Tomiyami
                                       Bruce M. Tomiyami, Secretary

                        INDEPENDENT AUDITOR'S REPORT




Board of Directors
MPEG Super Site, Inc.
Las Vegas, Nevada


     I have audited the accompanying balance sheet of MPEG Super Site, Inc. (a development stage company), as of June 30, 1999; and the related statements of operations, stockholders' equity and cash flows for period from June 18, 1999 (date of inception) to June 30, 1999. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

     I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

     In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MPEG Super Site, Inc. (a development stage company) at June 30, 1999 and the results of its operations and its cash flows for the period from June 18, 1999 (date of inception) to June 30, 1999 in conformity with generally accepted accounting principles.






Kurt D. Saliger C.P.A.
July 09, 1999

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                              MPEG SUPER SITE, INC.
                           A Development Stage Company
                                 BALANCE SHEET
                                 June 30, 1999

                                    ASSETS

CURRENT ASSETS

     Cash                                             $414,000
     Accounts Receivable                                 7,000
                                                      --------

     TOTAL CURRENT ASSETS                             $421,000


     TOTAL ASSETS                                     $421,000
                                                      ========

                     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

     Accounts Payable                                 $414,000
                                                      --------
     TOTAL CURRENT LIABILITIES                        $414,000
                                                      ========

LONG-TERM DEBT                                               0

STOCKHOLDERS' EQUITY
     Common Stock, $.001 par value
     authorized 50,000,000 shares,
     issued and outstanding at June 30, 1999
     7,000,000 shares                                    7,000

     Additional Paid In Capital                              0

     Deficit Accumulated During Development Stage            0
                                                      --------

     TOTAL STOCKHOLDERS' EQUITY                          7,000
                                                      --------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $421,000
                                                      ========

See accompanying notes to financial statements.

                             MPEG SUPER SITE, INC.
                          A development Stage Company
                            STATEMENT OF OPERATIONS
                  June 18, 1999 (Inception) to June 30, 1999

REVENUE                                                      0
                                                      --------

TOTAL REVENUE                                                0

EXPENSES
     General and Administrative                              0
                                                     ---------

TOTAL EXPENSES                                               0

INCOME (LOSS) FROM OPERATIONS                                0
     Interest Income                                         0

INCOME (LOSS) BEFORE INCOME TAXES                            0
     Provision for Income Taxes                              0
                                                     ---------
NET INCOME (LOSS)                                    $       0
                                                     =========

NET INCOME (LOSS)
PER SHARE - BASIC AND DILUTED                        $  0.0000
                                                     =========

AVERAGE NUMBER OF SHARES OF
COMMON STOCK OUTSTANDING                             7,000,000
                                                     =========




















See accompanying notes to financial statements.

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                             MPEG SUPER SITE, INC.
                          A Development Stage Company
                        STATEMENT OF STOCKHOLDERS' EQUITY
                                 June 30, 1999


                               Common Stock                    (Deficit)
                               ------------                   Accumulated
                         Number                 Additional      During
                          of                     Paid In      Development
                         Shares      Amount      Capital        Stage
                         ------      ------     ----------    -----------

Issued for Cash
 June 18, 1999         7,000,000     $7,000        $0

Net Income June 18,
1999 (Inception) to
June 30, 1999                                                     $0
                       ---------     ------     ----------    -----------
Balance June 30, 1999  7,000,000     $7,000        $0             $0
                       =========     ======     ==========    ===========































See accompanying notes to financial statements.

                             MPEG SUPER SITE, INC.
                          A Development Stage Company
                            STATEMENT OF CASH FLOWS
                    June 18, 1999 (Inception) to June 30, 1999

CASH FLOWS FROM OPERATING ACTIVITIES
     Net Income                                       $      0
     Increase in accounts receivable                    (7,000)
     Increase in accounts payable                      414,000
                                                      --------
     Net Cash (Used) In Operating Activities          $407,000

CASH FLOWS FROM INVESTING ACTIVITIES
     Purchases of organizational cost                        0
                                                      --------
                                                      $407,000

CASH FLOWS FROM FINANCING ACTIVITIES
     Issuance of common stock for cash                   7,000
                                                      --------

     Net increase in cash                             $414,000

     Cash, June 18, 1999                                     0
                                                      --------
     Cash, June 30, 1999                              $414,000
                                                      ========






























See accompanying notes to financial statements.

                            MPEG SUPER SITE, INC.
                         A Development Stage Company
                        NOTES TO FINANCIAL STATEMENTS
                  June 18, 1999 (inception) to June 30, 1999

NOTE 1 - HISTORY AND ORGANIZATION OF THE COMPANY

     The Company was incorporated June 18, 1999 under the laws of the State of Nevada. The Company was organized to engage in any lawful activity. The Company currently has no operations and, in accordance with SFAS V, is considered a development stage company.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Accounting Method

     The Company records income and expenses on the accrual method.

     Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Organizational Costs

     Organizational costs are stated at cost. Amortization is recorded using the straight-line method over a sixty (60) month period.

     Income Taxes

     Income taxes are provided for using the liability method of accounting in accordance with Statement of Financial Accounting Standards No. 109 (SFAS #109) "Accounting for Income Taxes." A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.

                            MPEG SUPER SITE, INC.
                         A Development Stage Company
                        NOTES TO FINANCIAL STATEMENTS
                  June 18, 1999 (inception) to June 30, 1999

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CON'T)

     Loss Per Share

     Net loss per share is provided in accordance with Statement of Financial Accounting Standards No. 128 (SFAS #128) "Earnings Per Share." Basic loss per share is computed by dividing losses available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted loss per share reflects per share amounts that would have resulted if dilutive common stock equivalents had been converted to common stock. As of June 30, 1999, the Company had no dilutive common stock equivalents such as stock options.

NOTE 3 - INCOME TAXES

     There is no provision for income taxes for the period from June 18, 1999 (inception) to June 30, 1999 due to zero net income and no Nevada state income tax in the state of the Company's domicile.

NOTE 4 - STOCKHOLDERS' EQUITY

     Common Stock

     The authorized common stock of the Company consists of 50,000,000 shares with a par value of $0.001 per share with 7,000,000 shares issued and outstanding as of June 30, 1999.

     Preferred Stock

     The authorized preferred stock of the Company consists of 10,000,000 shares with a par value of $0.001 per share.

NOTE 5 - JOINT VENTURE AGREEMENT

     The Company has entered into a joint venture agreement with Bainbridge Investments, Ltd. whereas Bainbridge agrees to fund the purchase of a 12G fully reporting publicly traded vehicle. The Company is to receive $314,000 from Bainbridge for the purchase of a publicly traded vehicle as well as an additional $100,000 for operating capital. Bainbridge will recive 2,500,QOO shares of common stock in exchange for the initial $414,000.

     Bainbridge Investments, Ltd. has also agreed to additonal funding of five million dollars ($5,000,000) over the next fourteen months in exchange for 500,000 shares of common stock.

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